UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2025

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on May 8, 2025 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

The following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cynthia J. Brinkley	210,452,419	5,343,302	516,931	22,512,263
Catherine S. Brune	207,329,218	8,537,121	446,313	22,512,263
Ward H. Dickson	214,393,842	1,464,784	454,026	22,512,263
Ellen M. Fitzsimmons	209,364,050	6,518,784	429,818	22,512,263
Rafael Flores	211,063,253	4,732,696	516,703	22,512,263
Richard J. Harshman	210,268,482	5,593,134	451,036	22,512,263
Craig S. Ivey	214,290,975	1,575,990	445,687	22,512,263
Steven H. Lipstein	208,128,668	7,680,587	503,397	22,512,263
Martin J. Lyons, Jr.	209,341,722	6,565,956	404,974	22,512,263
Leo S. Mackay, Jr.	213,522,767	2,289,027	500,858	22,512,263
Steven O. Vondran	214,666,359	1,182,638	463,655	22,512,263

Item (2): Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	206,339,111	8,984,597	988,944	22,512,263

Item (3): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	229,830,516	8,435,345	559,054	—

Item (4): Shareholder Proposal Regarding Evaluation of Greenhouse Gas Reduction Targets

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	17,271,457	196,547,939	2,493,256	22,512,263

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Fadi M. Diya, and Michael L. Moehn. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Leonard P. Singh, Michael L. Moehn, Theresa A. Shaw, and Patrick E. Smith. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Stephen C. Lee
Name:	Stephen C. Lee
Title:	Vice President, Interim General Counsel and Secretary

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Stephen C. Lee
Name:	Stephen C. Lee
Title:	Vice President, Interim General Counsel and Secretary

AMEREN ILLINOIS COMPANY (Registrant)

By:	/s/ Stephen C. Lee
Name:	Stephen C. Lee
Title:	Vice President, Interim General Counsel and Secretary

Date: May 12, 2025